Exhibit 10.2

                            STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT, dated as of September 13, 2004 (this "Agreement"), by and among Phyllis Maxwell, an individual having an address at Suite 1807-1501 Broadway, New York, NY 10036 ("Seller"), on the one hand, and First Jemini Trust and/or its designees having an office and address at 76 Sanibel Crescent, Thornhill, Ontario, Canada L4J 8K7 ("Purchaser"), on the other hand, and Clixtix, Inc., a corporation incorporated under the laws of New York, having an office and address at Suite 1807-1501 Broadway, New York, NY 10036 (the "Company").

                               W I T N E S S E T H

            WHEREAS, Seller desires to sell to Purchaser 5,086,600 shares (the "Shares") of the Company's common stock, par value $0.0001 per share (the "Common Stock"), representing 49.7% of the Company's issued and outstanding shares of the Common Stock of the Company, on the terms and conditions set forth in this Stock Purchase Agreement ("Agreement");

            WHEREAS, Purchaser desires to buy the Shares on the terms and conditions set forth herein;

            WHEREAS, the Company joins in the execution of this Agreement for the purpose of evidencing its consent to the consummation of the foregoing transactions and for the purpose of making certain representations and warranties to, and covenants and agreements with, the Purchaser; and

            WHEREAS, in connection the purchase of the Shares, Phyllis Maxwell, or her assignee, will purchase certain assets of the Company pursuant to that certain Asset Purchase Agreement, between Phyllis Maxwell and the Company of even date herewith, and the Company will acquire all of the outstanding capital stock of Medeorex, Inc., pursuant to that certain Share Exchange Agreement between the shareholders of Medeorex, Inc. and the Company of even date herewith (the "Related Transactions").

            NOW, THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the parties hereto as follows.

                                    ARTICLE 1
                         SALE AND PURCHASE OF THE SHARES

            1.1 Sale of the Shares. On the Closing Date (as hereinafter defined), subject to the terms and conditions herein set forth, on the basis of the representations, warranties and agreements herein contained, Seller shall sell, assign, transfer and deliver all right, title and interest in and to the Shares to the Purchaser free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind or nature whatsoever, whether direct or indirect or contingent to Purchaser who shall purchase the Shares from the Seller.

            1.2 The Closing. The purchase of the Shares shall be deemed effective upon the consummation of the deliveries set forth in Sections 6.1(a) and (b) and the Related Transactions (the "Closing"), and shall take place at the office of Sierchio Greco & Greco, LLP, 720 Fifth Avenue, New York, New York 10019 or such other place as Purchaser and Seller may mutually agree, on September 13, 2004. Such date is herein referred to as the "Closing Date."

            1.3 Instruments of Conveyance and Transfer. At the Closing, Seller shall deliver to the Purchaser certificates representing the Shares, with appropriate stock powers with medallion guarantees ("Certificates") as shall be effective to vest in Purchaser all right, title and interest in and to all of the Shares.

            1.4 Consideration and Payment for the Shares. In consideration for the Shares, Purchaser shall pay to the Seller a total purchase price of Two Hundred Forty-Eight Thousand, Two Hundred Forty-Five Dollars ($248,245) in cash ("Purchase Price"). Purchaser shall pay to the Seller the Purchase Price at the Closing Date.

                                    ARTICLE 2
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller represents, warrants and undertakes to the Purchaser the following:

            2.1   Authority and Title.

                  (a) Due Execution. This Agreement has been duly executed and delivered by the Seller.

                  (b) Valid Agreement. This Agreement constitutes, and upon execution and delivery thereof by the Seller, will constitute, a valid and binding agreement of the Seller enforceable against the Seller in accordance with its terms.

                  (c) Authorization. No consent or authorization of the Company, its Board of Directors, or its stockholders is required for the execution, delivery or performance of this Agreement.

                  (d) Seller's Title to Shares; No Liens or Preemptive Rights; Valid Issuance. Seller has and at the Closing will have good and valid title and control of the Shares free and clear of all encumbrances of any kind, except those created in favor of the Purchaser pursuant hereto and those created by applicable federal and state securities laws; and on delivery to the Purchaser of the Shares, good and valid title to all the Shares will pass to Purchaser. The Shares have been legally and validly issued in compliance with all applicable U.S. federal and state securities laws, and are fully paid and non-assessable shares of the Company's Common Stock; and the Shares have all been issued under duly authorized resolutions of the Board of Directors of the Company.


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

            2.2 No Governmental Action Required. The execution and delivery by the Seller of this Agreement does not and will not, and the consummation of the transactions contemplated hereby will not, require any action by or in respect of, or filing with, any governmental body, agency or governmental official, except for filings required to be made with the Securities and Exchange Commission ("Commission") and the National Association of Securities Dealers ("NASD"), and except for such actions or filings that have been undertaken or made prior to the date hereof and that will be in full force and effect (or as to which all applicable waiting periods have expired) on and as of the date hereof.

            2.3 Compliance with Applicable Law and Corporate Documents. The execution and delivery by the Seller and the Company of this Agreement does not and will not, and the sale by the Seller of the Shares and the consummation of the other transactions contemplated by this Agreement does not and will not contravene or constitute a default under or violation of (or constitute an event which might, upon passage of time or giving of notice, constitute a default under or violation of) (i) any provision of applicable law or regulation, (ii) the articles of incorporation or by-laws or any other governing document of the Company or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Seller or any of her or the Company's assets, or result in the creation or imposition of any lien on any asset of the Seller.

            2.4 Due Diligence Materials. The information heretofore furnished by the Seller to the Purchaser for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such information hereafter furnished by the Seller to the Purchaser will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

            2.5 Not a Voting Trust: No Proxies. None of the Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to the Shares. Except as provided in this Agreement, the Seller is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the Shares. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the sale contemplated by this Agreement, impair, restrict or delay any voting rights with respect to the Shares.

            2.6 Survival of Representations. The representations and warranties made herein by the Seller will be true and correct in all material respects on and as of the Closing Date with the same force and effect as though said representations and warranties had been made on and as of the Closing and will, except as provided herein, survive the Closing Date until the earlier of the expiration of the applicable statute of limitations or the date that is six years from the Closing Date.

            2.7 Adoption of Company's Representations. The Seller adopts and remakes as her own each and every representation, warranty and undertaking made by the Company in Article 3 below as if she had made such representations, warranties and undertakings to the Purchaser directly.


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

            2.8 No Solicitation. No form of solicitation was used by the Seller or, to the best of her actual knowledge, any other person acting on behalf of the Seller, in connection with the offer and sale of the Shares. Neither the Seller, nor, to her knowledge, any person acting on behalf of the Seller, has, either directly or indirectly, sold or offered for sale to any person (other than the Purchaser) any of the Shares, and the Seller represents that she will not, nor will any person authorized to act on her behalf (except that the Seller makes no representation as to the Purchaser) sell or offer for sale any such security to, or solicit any offers to buy any such security from, or otherwise approach or negotiate in respect thereof with, any person or persons so as thereby to cause the issuance or sale of any of the Shares to be in violation of any of the provisions of Section 5 of the Securities Act of 1933 or any other provision of law.

            2.9 Brokers. Except for commissions payable by Purchaser to Dwain Brannon, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission payable by the Purchaser or the Company in connection with the transactions contemplated by this Agreement.

                                    ARTICLE 3
           REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COMPANY

The Company represents, warrants and undertakes to the Purchaser the following:

            3.1 Due Organization. Except for Maxwell Group Entertainment, Inc., the Company has no subsidiaries. Each of the Company and its subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of New York (a) with full power and authority to own, lease, use, and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Neither the Company nor its subsidiary is qualified to conduct business in any jurisdiction other than the State of New York and (b) all actions taken by the current directors and stockholders of the Company have been valid and in accordance with the laws of the State of New York and all actions taken by the Company have been duly authorized by the current directors and stockholders of the Company as appropriate.

            3.2   (a)   Company Authority. The Company has all requisite
corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated herein.

                  (b) Due Authorization. The execution, delivery and performance by the Company of this Agreement has been duly and validly authorized and no further consent or authorization of the Company, its Board of Directors or its stockholders is required. The Seller is not disqualified from acting as a director with respect to the transactions contemplated hereby by reason of her interest in the transactions.

                  (c) Valid Execution. This Agreement has been duly executed and delivered by the Company.


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

                  (d) Binding Agreement. This Agreement constitutes, and upon execution and delivery thereof by the Company, will constitute, a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

                  (e) No Violation of Corporate Documents or Agreements. The execution and delivery of this Agreement by the Company and the performance by the parties hereto of their obligations hereunder will not cause, constitute, or conflict with or result in (i) any breach or violation, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under any of the provisions of, or constitute a default under, any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, judgment, order, decision, writ, injunction, or decree or other governing document, agreement or instrument or proceeding to which the Company or its stockholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto by required, (ii) an event that (including an event that with the passage of time or the giving of notice) would cause the Company to be liable to any party, or (iii) an event that (including an event that with the passage of time or the giving of notice) would result in the creation or imposition of any lien, charge or encumbrance on any asset of the Company or on the securities of the Company to be acquired by the Purchaser.

            3.3 Authorized Capital, No Preemptive Rights, No Liens; Anti-Dilution. As of the date hereof, the authorized capital of the Company is 20,000,000 shares of Common Stock, with a par value of $0.0001 per share. There is no authorized preferred stock of any kind. The issued and outstanding capital stock of the Company is 10,228,000 shares of Common Stock. All of the shares of capital stock are duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company, or otherwise. As of the date hereof (i) there are no outstanding options, warrants, convertible securities, scrip, rights to subscribe for, puts, calls, rights of first refusal, tag-along agreements, nor any other agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, and (ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in the Company's articles of incorporation or by-laws or in any agreement providing rights to security holders) that will be triggered by the transactions contemplated by this Agreement. The Company has furnished to Purchaser true and correct copies of the Company's articles of incorporation and by-laws, copies of which are attached to this Agreement at Exhibit 1.


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

            3.4 No Governmental Action Required. The execution and delivery by the Seller of this Agreement does not and will not, and the consummation of the transactions contemplated hereby will not, require any action by or in respect of, or filing with, any governmental body, agency or governmental official, except for filings required to be made with the Commission and the NASD, and except for such actions or filings that have been undertaken or made prior to the date hereof and that will be in full force and effect (or as to which all applicable waiting periods have expired) on and as of the date hereof.

            3.5 Compliance with Applicable Law and Corporate Documents. The execution and delivery by the Company of this Agreement and the performance by the parties hereto of the transactions contemplated hereby does not and will not contravene or constitute a default under or violation of (or constitute an event which might upon the passage of time or the giving of notice could result in default or a violation of) (i) any provision of applicable law or regulation,
(ii) the Company's articles of incorporation or bylaws or any other governing document, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any of its assets, or result in the creation or imposition of any lien on any asset of the Company. The Company is in compliance with and conforms to all statutes, laws, ordinances, rules, regulations, orders, restrictions and all other legal requirements of any domestic or foreign government or any instrumentality thereof having jurisdiction over the conduct of its businesses or the ownership of its properties.

            3.6 SEC Representations. Through the date hereof, the Company has duly, timely, accurately and completely filed all forms, reports and documents with the Commission required to be filed by it pursuant to Section 15(d) of the Securities Exchange Act of 1934 including without limitation its registration statement on Form SB-2 ("SEC Reports"). The Company has fewer than 500 shareholders of record as determined in accordance with Rule 12g5-1 and is not required to register its shares under the Securities Exchange Act of 1934. True and complete copies of the required SEC Reports have been made available to the Purchaser by the Seller and are incorporated herein by reference. Such SEC Reports, at the time filed, complied in all material respects with the requirements of the federal and state securities laws and the rules and regulations of the Commission thereunder applicable to such SEC Reports. Except as set forth on Schedule 3.6 hereto, none of the SEC Reports, including without limitation, any financial statements or schedules included therein, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

            3.7 Financial Statements.

                  (a) The Purchaser has received a copy of the audited financial statements of the Company for the fiscal year ended December 31, 2003 ("Audited Financial Statements"), and the related statements of income and retained earnings for the period then ended. The Audited Financial Statements have been prepared in accordance with generally accepted accounting principles consistently followed by the Company throughout the periods indicated. Such financial statements fairly present the financial condition of the Company at the dates indicated and its results of operations and


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

                        cash flows for the periods then ended and, except as indicated therein, reflect all claims against, debts and liabilities of the Company, fixed or contingent, and of whatever nature.

                  (b) Except as set forth on Schedule 3.7(b), since June 30, 2004 (the "Balance Sheet Date"), there has been no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of the Company, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation, act of God, public force or otherwise and no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operation or prospects, of the Company except in the ordinary course of business.

                  (c) Since the Balance Sheet Date, the Company has not suffered any damage, destruction or loss of physical property (whether or not covered by insurance) affecting its condition (financial or otherwise) or operations (present or prospective), nor has the Company issued, sold or otherwise disposed of, or agreed to issue, sell or otherwise dispose of, any capital stock or any other security of the Company and has not granted or agreed to grant any option, warrant or other right to subscribe for or to purchase any capital stock or any other security of the Company or has incurred or agreed to incur any indebtedness for borrowed money.

            3.8 No Litigation. The Company is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending or threatened governmental investigation. The Company is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

            3.9 No Taxes. The Company is not, and will not become with respect to any periods ending on or prior to the Closing Date, liable for any income, sales, withholding, franchise, excise, license, real or personal property taxes (a "Tax") to any foreign, United States federal, state or local governmental agencies whatsoever, including without limitation, in respect of the forgiveness of debt to be made by the Seller on or prior to the Closing Date. All United States federal, state, county, municipality local or foreign income Tax returns and all other material Tax returns (including information returns) that are required, or have been required, to be filed by or on behalf of the Company have been or will be filed as of the Closing Date and all Taxes due pursuant to such returns or pursuant to any assessment received by the Company have been or will be paid as of the Closing Date. The charges, accruals and reserves on the books of the Company in respect of taxes or other governmental charges have been established in accordance with GAAP. All returns that have been filed or lodged relating to Tax are true and accurate in all material respects. No audit, action, suit, proceeding or other examination regarding taxes for which the Company may have any liability is currently pending against or with respect to the Company and neither Seller nor Company has received any notice (formally or informally) of any audit, suit, proceeding or other examination. No material adjustment relating to any Tax returns, no closing or similar agreement has been entered into or issued or has been proposed (formally or informally) by any tax authority (insofar as such action relate to activities or income of or could result in liability of the Company for any Tax) and no basis exists for any such action. The Company has not changed any election, adopted or changed any accounting method or period, filed any amended return for any Tax, settled any claim or assessment of any Tax, or surrendered any right to claim any refund of any Tax, or consented to any extension or waiver of the statute of limitations for any Tax. The Company has not had an "ownership change" as that term is defined in Section 382 of the Internal Revenue Code of 1986, as amended and in effect.

            3.10  Material Agreements.

                  (a) Schedule 3.10(a) represents and contains a complete and correct list of all material contracts entered into by the Company other than those assumed by Aisle Seats, Inc. pursuant to an asset purchase agreement between Aisle Seats, Inc. and the Company of even date herewith, including, but not limited to, all contracts, (a) which have unexpired terms of more than one (1) year or cannot be terminated by the Company without penalty or payment on thirty (30) days notice or less; (b) which would require over the full term thereof payments by the Company of more than $5,000; or (c) pursuant to which there were payments by or to the Company of more than $5,000 for the calendar year ended December 31, 2003. True and correct copies of the contracts listed on
                        Schedule 3.10(a) have been delivered or made available to Purchaser. Each of such contracts is valid, binding and enforceable against the Company and the other parties thereto, in accordance with its terms, and to the best knowledge of the Company is in full force and effect. Except as set forth in Schedule 3.10(a), to the best knowledge of the Company, each of the other parties thereto has performed in all material respects all obligations required to be performed by it under, and is not in default in any material respect under, any of such contracts, and no event has occurred which, with notice or lapse of time, or both, would constitute such a default. Except as disclosed on Schedule 3.10(a), the Company has not received any written claim from any other party to any such contract that the Company has breached any obligations to be performed by it thereunder, or is otherwise in default or delinquent in performance thereunder. Except as disclosed on Schedule 3.10(a), there are no contracts to which the Company is a party that contain provisions relating to agreements not to compete that bind the Company which affect or restrict the conduct of the business as currently conducted or could reasonably be expected to affect or restrict the conduct of the


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

                        business of the Company, as intended to be conducted by Purchaser after the Closing.

                  (b) Phyllis Maxwell has and upon consummation of the transactions contemplated by this Agreement, Purchaser will have good and marketable title to the Shares.

                  (c)   [Intentionally Deleted].

                  (d) The Company owns no property and has a valid leasehold interest in all properties occupied by it. Such leases are set forth on Schedule 3.10(d).

                  (e)   Except as set forth on Schedule 3.10(e):

                        (i) The Company does not have, and never has had, any employees or agents.

                        (ii) The Company has no employment contracts or agreements with any of its officers, directors, or with any consultants, employees or other such parties.

                        (iii) The Company has no stockholder contracts or
                              agreements.

                  (f) The Company has no outstanding powers of attorney and no obligations concerning the performance of the Seller concerning this Agreement.

                  (g) The Company is not required to hold and does not hold any Permits ("Permits" means all licenses, franchises, grants, authorizations, permits, easements, variances, exemptions, consents, certificates, orders and approvals necessary to own, lease and operate the properties, of, and to carry on the business of the Company).

                  (h) Neither the Company nor, to the Company's knowledge, any employee or agent of the Company has made any payments of funds of the Company, or received or retained any funds, in each case in violation of any law, rule or regulation or of a character required to be disclosed by the Company in any of the SEC Reports.

                  (i) There are no outstanding judgments or UCC financing statements or UCC security interests filed against the Company or any of its properties.


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

                  (j) The Company has no debt, loans, or obligations of any kind, to any of its directors, officers, stockholders or employees or third parties that will not be satisfied prior to the Closing Date.

                  (k) The Company has no outstanding provisions for indemnification of any person with respect to liabilities relating to any current or former business of the Company or any predecessor person.

            3.11 No Liabilities. Except as set forth in the financial statements of the Company and other than expenses arising in the ordinary course of business consistent with past practices and related to this Agreement and related transactions, and expenses incurred or accrued to prepare and file the quarterly report of the Company on Form 10-QSB for the quarter ended June 30, 2004: (a) there are no liabilities of the Company of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances that could reasonably be expected to result in such a liability; and (b) except as set forth on Schedule 3.11(b), the Company does not have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected on the Company's financial statements.

            3.12 OTC Listing. The Company is currently listed on the OTC Electronic Bulletin Board under the trading symbol "CXTX."

            3.13 Compliance with Law. To the best of its knowledge, the Company has complied with, and is not in violation of any provision of laws or regulations of federal, state or local government authorities and agencies applicable to its business. There are no pending or threatened proceedings against the Company by any federal, state or local government, or any department, board, agency or other body thereof.

            3.14 Corporate Documents Effective. The articles of incorporation, as amended, and the bylaws of the Company, as provided to Purchaser and attached at Exhibit 1, are in full force and effect and all actions of the Board of Directors or stockholders required to accomplish same have been taken.

            3.15 No Stockholder Approval Required. The acquisition of the Shares by Purchaser from Seller does not require the approval of the stockholders of the Company under any applicable law, the Company's articles of incorporation or bylaws, or any other requirement of law or, if stockholder approval is required it has or will, prior to the Closing, be properly obtained in accordance with the requirements of the Company's articles of incorporation and by-laws and applicable law.

            3.16 No Dissenters' Rights. The acquisition of the Shares by Purchaser from Seller will not give rise to any dissenting stockholders' rights under applicable law, the Company's articles of incorporation or bylaws, or otherwise.

            3.17 Not Subject to Voting Trust. None of the Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such Shares. The Company is not a party to any agreement that offers or grants to any person the right to purchase or acquire any of the securities to be issued pursuant


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

to this Agreement. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the transfer of the Shares to Purchaser, impair, restrict or delay any voting rights with respect to the Shares.

            3.18 Prior Offerings. All issuances by the Company of shares of Common Stock in past transactions have been legally and validly effected, and all of such shares of Common Stock are fully paid and non-assessable. All of the offerings of the Company's Common Stock were conducted in accordance with the requirements of Regulation D, Rules 504 and 506, as applicable, in compliance with the requirements of the Securities Act of 1933 and in compliance with and according to the requirements of applicable law and the Company's articles of incorporation and bylaws.

            3.19 True Representations. The information heretofore furnished by the Seller or the Company to the Purchaser for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such information hereafter furnished by the Seller or the Company to the Purchaser will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

            3.20 Complete Books and Records. The Certificates and all corporate records and documents of Company (which have been made available for inspection by Purchaser prior to the date hereof) are true and complete in all respects.

            3.21 Corporate Name. The Company (i) has the exclusive right to use the name "Clixtix, Inc." as the name of a corporation in any jurisdiction in which the Company does business and (ii) has not received any notice of conflict in the past with respect to the rights of others regarding the corporate name of the Company. To the knowledge of the Seller, no person is presently authorized by the Seller or the Company to use the name of the Company. Seller has previously made available to Purchaser copies of any documents in the possession of the Seller granting any authorizations of the type referred to in the previous sentence.

            3.22 Complete Shareholder List. The list of shareholders of the Company and their respective holdings of shares in the Company to be delivered to the Purchaser at the Closing Date is complete, true, accurate and complete in all respects as of the date such shareholder list was generated.

            3.23 Survival. The representations and warranties in this Article 3 will be true and correct in all material respects on and as of the Closing Date with the same force and effect as though said representations and warranties had been made on and as of the Closing Time and will survive the Closing Date for a period of three (3) years, provided, however, that the representations and warranties set out at Section 3.1 and 3.2 shall not be limited by this Section
3.23 and the representation and warranty set out at Section 3.9 shall survive for all applicable statutes of limitations.

                                    ARTICLE 4
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

            Unless specifically stated otherwise, Purchaser represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

            4.1 Agreement's Validity. This Agreement has been duly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

            4.2 Investment Intent. Purchaser is acquiring the Shares for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof, except in an offering covered by a registration statement filed with the Commission under the Securities Act covering the Shares, or pursuant to an applicable exemption under the Securities Act.

            4.3 Restricted Securities. Purchaser understands that the Shares have not been registered pursuant to the Securities Act or any applicable state securities laws, that the Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this connection, Purchaser represents that it is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Stop transfer instructions may be issued to the transfer agent for securities of the Company (or a notation may be made in the appropriate records of the Company) in connection with the Shares.

            4.4 Legend. It is agreed and understood by Purchaser that the Certificates representing the Shares shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

            4.5 Disclosure of Information. Purchaser acknowledges that it has been furnished with information regarding the Company and its business, assets, results of operations, and financial condition to allow Purchaser to make an informed decision regarding an investment in the Shares. Purchaser represents that it has had an opportunity to ask questions of and receive answers from the Company regarding the Company and its business, assets, results of operation, and financial condition.

            4.6 Affirmation of No Solicitation. Purchaser affirms that he was not solicited by Seller to enter into this Agreement.

                                    ARTICLE 5
                                 INDEMNIFICATION

            5.1 Seller shall be liable for and hereby agrees to indemnify and hold harmless the Purchaser and the Company (which includes, for purposes of this Article, Purchaser's and the Company's officers and directors, and stockholders) against any Losses joint or several, to which Purchaser and/or the Company may become subject under the Securities Act, the Securities Exchange Act, any state or federal law, statutory or common law, or otherwise insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) that arise from, relate to or are otherwise in respect of:

                  (a) the inaccuracy of any warranty or representation of Seller or Company contained in this Agreement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (b) any breach of any covenant of the Seller contained in this Agreement; or

                  (c) the Company or its assets or liabilities to the extent that such Losses relate to events, occurrences, actions, omissions, facts or circumstances occurring or existing prior to the Closing Date, except for such liabilities that are expressly retained by the Company.

This indemnification will include, without limitation whatsoever, indemnification for all liabilities for Taxes of the Company or Taxes of the Seller or any other corporation which is or has been affiliated with the Seller (other than the Company) for all periods ending on or prior to the Closing Date and all Taxes for the Company or Taxes of the Seller or any other corporation which is or has been affiliated with the Seller (other than the Company) for all periods ending on or prior to the Closing Date. Seller will in addition reimburse Purchaser and the Company for any legal or any other expenses reasonably incurred by Purchaser in connection with investigating or defending any such loss, claim, liability, action or proceeding. The indemnity provided for in this Section 5.1 shall remain in full force and effect regardless of any investigations made by or on behalf of Purchaser and shall survive the Closing for a period of two years, and with respect to any Tax, for the duration of any applicable statute of limitations. As used in this Section 5.1, "Losses" means any loss, claim, demand, damage, award, liabilities, suits, penalties, forfeitures, cost or expense (including, without limitation, reasonable attorneys', consultant and other professional fees and disbursements of every kind, nature and description).

            5.2 The Seller shall release all currently existing, new, or hereinafter arising claims against the Company that relate to or in connection with the execution of this Agreement and the performance of the transactions contemplated herein.

            5.3 Purchaser shall be liable for and hereby agrees to indemnify and hold harmless Seller against any Losses joint or several, to which Seller may become subject under the Securities Act, the Securities Exchange Act, any state or federal law, statutory or common law, or otherwise insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) that arise from, relate to or are otherwise in respect of:

                  (a) the inaccuracy of any warranty or representation of Purchaser contained in this Agreement;

                  (b) any breach of any covenant of the Purchaser contained in this Agreement; or

                  (c) the Company or its assets or liabilities to the extent that such Losses relate to events, occurrences, actions, omissions, facts or circumstances that occur after the Closing Date.

            Purchaser will in addition reimburse Seller for any legal or any other expenses reasonably incurred by Seller in connection with investigating or defending any such loss, claim, liability, action or proceeding. The indemnity provided for in this Section 5.3 shall remain in full force and effect regardless of any investigations made by or on behalf of Seller and shall survive the Closing for a period of two years. As used in this Section 5.3, "Losses" means any loss, claim, demand, damage, award, liabilities, suits, penalties, forfeitures, cost or expense (including, without limitation, reasonable attorneys', consultant and other professional fees and disbursements of every kind, nature and description).

            5.4 All indemnification payments required to be made under this Agreement shall be made on an after-Tax basis, meaning that any such payment shall be increased to account for the imposition of any Tax resulting from the receipt or accrual of such indemnity payment, such that the net amount received by the indemnified party or parties is equal to the full amount of the payment prior to the imposition of and adjustment for such Taxes.

                                    ARTICLE 6
            CLOSING, DELIVERY OF DOCUMENTS AND POST CLOSING COVENANTS

            6.1 Closing. The Closing Date shall be held on or before September 13, 2004. The Closing Date shall occur as a single integrated transaction, as follows.

                  (a)   Delivery by Seller. Seller shall deliver to Purchaser:

                        (i) an executed copy of the release (in a form reasonably satisfactory to the Purchaser) of all debt obligations of the Company owed to the Seller;

                        (ii) copies of board resolutions by the Board of Directors of the Company approving the terms of this Agreement and the execution of the Agreement by the Company.

                        (iii) copies of all books, records and documents
                              relating to the Company;

                        (iv) a letter signed by the Seller (in a form reasonably satisfactory to the Purchaser) confirming that the Shares are the sole management community property of the Seller;

                        (v) a certified copy of the list of the Company's shareholders and their respective holdings of shares in the Company as of the Closing Date;

                        (vi) any other such instruments, documents and certificates as are required to be delivered by Seller or its representatives pursuant to the provisions of this Agreement; and

                        (vii) the Certificates to Purchaser as directed by
                              Purchaser.

                  (b)   Delivery by Purchaser:

                        (i) The Purchaser shall pay to the Seller the Purchase Price of $248,245 in U.S. currency by wire transfer to a bank account designated in writing by the Seller or by delivery of a certified check.

                  (c)   Post-Closing Actions:

                        (i) Immediately upon the Closing Date, the Board of Directors of the Company shall resolve to appoint Jack Kachkar as a director of the Company with immediate effect; and

                        (ii) Following the appointment of Jack Kachkar to the Board of Directors of the Company, the Seller shall resign from the Board of Directors.

            6.2 Related Transactions. As a condition to each party's performance pursuant to Section 6.1, the agreements governing the Related Transactions shall have been executed and subsequently consummated.

                                    ARTICLE 7
                              AMENDMENT AND WAIVER

            7.1 Waiver. Any term, provision, covenant, representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition of the breach of any other term, provision, covenant, representation or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all parties hereto.

                                    ARTICLE 8
                             POST CLOSING COVENANTS

            8.1 Immediately following the Closing hereunder, all of the capital stock of Medeorex, Inc. shall be transferred and assigned to the Company (the "Medeorex Transaction") on the terms and conditions set forth in that certain Share Exchange Agreement in the form attached hereto as Exhibit A.

            8.2 Immediately following the closing of the Medeorex Transaction, all of the assets of the Company shall be transferred and assigned to an entity controlled by Seller on the terms and conditions set forth in that certain Asset Purchase Agreement in the form attached hereto as Exhibit B.

                                    ARTICLE 9
                                  MISCELLANEOUS

            9.1 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understanding related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statement, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not set forth.

            9.2 Notices. Any notice or communications hereunder must be in writing and given by depositing same in the United States mail addressed to the party to be notified, postage prepaid and registered or certified mail with return receipt requested or by delivering same in person. Such notices shall be deemed to have been received on the date on which it is hand delivered or on the third business day following the date on which it is to be mailed. For purpose of giving notice, the addresses of the parties shall be:

                   If to Seller:

                            Phyllis Maxwell
                            Suite 1807-1501 Broadway
                            New York, NY 10036
                            Fax:  212-768-3036

                   If to Purchaser to:

                            First Jemini Trust
                            c/o Trustee
                            76 Sanibel Crescent
                            Thornhill Ontario, Canada L4J 8K7
                            Fax:  (905) 771-9636

                   If to Company to:

                            Clixtix, Inc.
                            Suite 1807-1501 Broadway
                            New York, NY 10036
                            Fax:  212-768-3036

            9.3 Governing Law. This Agreement shall be governed in all respects, including validity, construction, interpretation and effect, by the laws of the State of New York (without regard to principles of conflicts of law).

            9.4 Consent to Jurisdiction. Each party irrevocably submits to the exclusive jurisdiction of the appropriate state or federal court in the state of New York for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby or thereby. Each party agrees to commence any such action, suit or proceeding in a United States District Court for the Southern District of New York, or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Southern court of New York. The parties agree that any service of process to be made hereunder may be made by certified mail, return receipt requested, addressed to the party at the address appearing in Section 9.2, together with a copy to be delivered to such party's attorneys via telecopier (if provided in Section 9.2). Such service shall be deemed to be completed when mailed and sent and received by Telecopier. Seller and Purchaser each waive any objection based on forum non-conveniens. Nothing in this paragraph shall affect the right of Seller or Purchaser to serve legal process in any other manner permitted by law.

            9.5 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            9.6 Waivers and Amendments; Non-Contractual Remedies; Preservation of Remedies. This Agreement may be amended, superseded, canceled, renewed, or extended, and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance. No such written instrument shall be effective unless it expressly recites that it is intended to amend, supersede, cancel, renew or extend this Agreement or to waive compliance with one or more of the terms hereof, as the case may be. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power of privilege, preclude any further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach.

            9.7 Binding Effect; No Assignment, No Third-Party Rights. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement is not assignable without the prior written consent of each of the parties hereto or by operation of law. This Agreement is for the sole benefit of the parties hereto and their permitted assigns, and nothing herein, expressed or implied, shall give or be construed to give to any person, including any union or any employee or former employee of Seller, any legal or equitable rights, benefits or remedies of any nature whatsoever, including any rights of employment for any specified period, under or by reason of this Agreement.

            9.8 Further Assurances. Each party shall, at the request of the other party, at any time and from time to time following the Closing Date promptly execute and deliver, or cause to be executed and delivered, to such requesting party all such further instruments and take all such further action as may be reasonably necessary or appropriate to carry out the provisions and intents of this Agreement and of the instruments delivered pursuant to this Agreement.

            9.9 Severability of Provisions. If any provision or any portion of any provision of this Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of the Agreement, or the application of such provision or portion of such provision is held invalid or unenforceable to person or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and such provision or portion of any provision as shall have been held invalid or unenforceable shall be deemed limited or modified to the extent necessary to make it valid and enforceable, in no event shall this Agreement be rendered void or unenforceable.

            9.10 Exhibits and Schedules. All exhibits annexed hereto, and all schedules referred to herein, are hereby incorporated in and made a part of this Agreement as if set forth herein. Any matter disclosed on any schedule referred to herein shall be deemed also to have been disclosed on any other applicable schedule referred to herein.

            9.11 Captions. All section titles or captions contained in this Agreement or in any schedule or exhibit annexed hereto or referred to herein, and the table of contents to this Agreement, are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement. All references herein to sections shall be deemed references to such parts of this Agreement, unless the context shall otherwise require

            9.12 Expenses. Except as otherwise expressly provided in this Agreement, whether or not the Closing Date occurs, each party hereto shall pay its own expenses incidental to the preparation of this Agreement, the carrying out of the provisions hereof and the consummation of the transactions contemplated. For the avoidance of doubt, any fees and expenses incurred by the Seller or the Company in connection with entering into this Agreement and the transactions contemplated hereby shall be paid by the Seller and not the Company.

            9.13 Public Announcements. The parties agree to consult with each other before issuing any press release or making any public statement or completing any public filing with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any national securities exchange or quotation system, will not issue any such press release or make any such public statement prior to consultation.

            9.14 Non-confidentiality. Notwithstanding Section 9.13, the Company, Seller and Purchaser, and each employee, representative or other agent of the same (collectively the "Covered Parties"), may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to a Covered Party relating to such tax treatment and tax structure.

                            [Signature Page Follows]

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written herein above.


                                        By:      /s/ Phyllis Maxwell
                                           ------------------------------
                                                 Phyllis Maxwell


                                        FIRST JEMINI TRUST


                                        By:      /s/ Larry Stockhamer
                                           ------------------------------
                                                 Larry Stockhamer
                                                 Trustee


                                        CLIXTIX, INC.


                                        By:      /s/ Phyllis Maxwell
                                           ------------------------------
                                                 Phyllis Maxwell
                                                 President